SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8 - K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)       January 27, 2003
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                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


          California                     0-31080                  68-0434802
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(State or other jurisdiction of        (Commission              (IRS Employer
        incorporation)                 File Number)          Identification No.)


1500 Soscol Avenue, Napa, California                               94559-3045
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         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

Declaration of Dividends. On January 27, 2003, the Board of Directors of North Bay Bancorp declared a 5% stock dividend and a $0.20 per share cash dividend for shareholders of record as of March 10, 2003, both payable on March 28, 2003. A copy of the press release announcing these dividends as published on January 30, 2003 is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7. Financial Statements and Exhibits.

        (b)      Exhibits


                 99.1 Press release announcing North Bay Bancorp's declaration of cash and stock dividends.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 30, 2003           NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
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                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)